UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  January 27, 2017
BRAZIL MINERALS, INC
(Exact name of registrant as specified in its charter)
Nevada	000-55191	39-2078861
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Rua Vereador João Alves Praes, nº 95-A
Olhos D'Água, MG 39398-000, Brazil
 (Address of principal executive offices, including zip code)

(213) 590-2500
(Registrant's telephone number, including area code)
Not applicable
 (Former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections and may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events.

You are advised to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.  Other factors besides those discussed in this Current Report could also adversely affect us.

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Brazil Minerals, Inc. (the "Company") filed a Certificate of Change to its Certificate of Incorporation (the "Certificate of Change") to effect a reverse stock split (the "Reverse Stock Split") of the Company's outstanding common stock (the "Common Stock"), at an exchange ratio of 1-for-500. The Reverse Stock Split became effective at 12:01 AM PST on January 27, 2017.  The Reverse Stock Split and the Certificate of Change were approved by the Board of Directors of the Company.  A copy of the Certificate of Change and a Certificate of Correction thereto is attached hereto as Exhibit 3.1 and is incorporated herein by reference.
Following the Reverse Stock Split, each 500 shares of the Company's Common Stock are converted into one new share of common stock, with any fractional shares that would otherwise be issuable being rounded up to the next largest whole share.

The Company's common stock began trading on a Reverse Stock Split-adjusted basis on January 27, 2017.   The new CUSIP number for the Company's common stock following the Reverse Stock Split is 105861207.

Item 8.01     Other Events

The information provided in Item 5.03 of this Current Report is incorporated in this Item 8.01 by reference in its entirety.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits
Exhibit Number	Description
3.1	Certificate of Change to Certificate of Incorporation and Certificate of Correction thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
BRAZIL MINERALS, INC.

Dated: January 27, 2017	By:	/s/ Marc Fogassa
Name: Marc Fogassa Title: Chief Executive Officer